PREFERRED STOCK                                                  PREFERRED STOCK
-----------------------        [GRAPHIC OMITTED]         -----------------------

  Certificate Number       PALATIN TECHNOLOGIES, INC.       Number of Shares
        C0000                                                   000,000
-----------------------                                  -----------------------
              Incorporated Under the Laws of the State of Delaware


                 TRANSFER IS RESTRICTED - SEE LEGENDS ON REVERSE


                      SERIES C CONVERTIBLE PREFERRED STOCK
                                 $.01 PAR VALUE

THIS CERTIFIES THAT [Name of Holder] is the record owner of [zero thousand zero hundred] fully paid and non-assessable shares of Series C Convertible Preferred Stock of Palatin Technologies, Inc. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

WITNESS the seal of the  Corporation  and the signatures of its duly  authorized
officers.                                                 Dated ______ __, ____.



/s/ Edward J. Quilty
                               [GRAPHIC OMITTED]        ------------------------
      Chairman                                              Secretary

--------------------------------------------------------------------------------
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS, HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (1) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (2) AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.
--------------------------------------------------------------------------------
The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
--------------------------------------------------------------------------------

FOR VALUE RECEIVED, (I/we) sell, assign and transfer to ________________________ ___________________ shares of the Series C Convertible Preferred Stock represented by this Certificate, and appoint _____________________________ to transfer the said Stock on the books of Palatin Technologies, Inc. with full power of substitution in the premises.
                                                  ------------------------------
                                                  Social Security Number or
                                                  Employer Identification Number
                                                  of transferee, if known:

Signed________________ Dated ____________

                                                  ------------------------------


Signed________________ Dated ____________

                                    NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT
                                   MUST CORRESPOND WITH THE NAME(S) WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE, IN EVERY
                                         PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

--------------------------------------------------------------------------------